SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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VALIC COMPANY II
(Name of Registrant as Specified in Its Charter)
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VALIC COMPANY II
2929 ALLEN PARKWAY
HOUSTON, TEXAS 77019
December 14, 2009

IMMEDIATE
Dear Shareholder:	ACTION REQUESTED
You are receiving the enclosed Proxy Statement because you owned interests in the Small Cap Value Fund (the “Fund”) of VALIC Company II (“VC II”) as of the close of business on November 13, 2009.
The Proxy Statement describes the following proposal:
-	To approve a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management Corp. (“SunAmerica”), which provides that SunAmerica will manage a portion of the assets of the Fund.
In addition, this proxy statement includes information regarding the approval by the Board of Trustees (the “Board”) of VC II of a new investment sub-advisory agreement between VALIC and Metropolitan West Capital Management, LLC (“MetWest Capital”), which provides that MetWest Capital will manage a portion of the assets of the Fund. The Board approved the new investment sub-advisory agreements with SunAmerica and MetWest Capital at a meeting held on October 26-27, 2009.
As the owner of a variable annuity or variable life insurance contract or certificate issued by VALIC, you have the right to instruct VALIC how to vote your shares of the Fund at a special meeting of shareholders to be held on February 5, 2010. As a participant in a qualified employer-sponsored retirement plan that invests in the Fund without a variable annuity contract or wrapper, or as an owner of an Individual Retirement Account where VALIC is the custodian, you may vote your shares directly. Before the meeting, I would like your vote on the important proposal described in the accompanying Proxy Statement. The Board has approved the proposal and recommends that you vote FOR the proposal.
Should you have any questions regarding the enclosed Proxy Statement, please feel free to call VALIC Client Services at 1-800-448-2542. On behalf of the Board of Trustees, I extend our appreciation for your continued support and investment.
Sincerely,

Kurt W. Bernlohr
President

IMPORTANT NEWS FOR SHAREHOLDERS
IF VOTING BY MAIL
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL 1
ADDITIONAL INFORMATION
OTHER BUSINESS
ANNUAL REPORTS
SHAREHOLDER PROPOSALS
VOTING INFORMATION
HOUSEHOLDING
ADJOURNMENT
APPENDIX A
AMENDMENT NO. 1

IMPORTANT NEWS FOR SHAREHOLDERS
QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.	This proxy statement has been mailed to you so that you may vote on the proposal concerning your investment in the Fund. For participants who own a variable annuity or variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”), you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in the Fund without a variable annuity contract or wrapper, or are the owner of an Individual Retirement Account (“IRA”) where VALIC is custodian, you may vote your Fund shares directly.

For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”

Q.	What is being proposed?

A.	You are being asked to approve the following proposal:

To approve a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”) with respect to the Small Cap Value Fund (the “Fund”).

Reason for the Proposal

The current sub-adviser of the Fund is J.P. Morgan Investment Advisors Inc. (“JPMIA”); they will continue to manage a portion of the assets. At a meeting held on October 26-27, 2009, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved an investment sub-advisory agreement between VALIC and SunAmerica (the “SunAmerica Sub-Advisory Agreement”), subject to shareholder approval. The Board believes that the addition of SunAmerica as a co-sub-adviser of the Fund will help improve the Fund’s returns, lead to more consistent performance, and allow growth of the Fund’s assets without constraining any one sub-adviser’s ability to manage the Fund effectively. If the proposal is approved by shareholders, SunAmerica would assume the role of co-sub-adviser of the Fund.

Q.	Are there any additional sub-adviser changes to the Fund?

A.	Yes. At the October 26-27, 2009 meeting, the Board also approved a new investment sub-advisory agreement between VALIC and Metropolitan West Capital Management, LLC (“MetWest Capital”) (the “MetWest Capital Sub-Advisory Agreement”), wherein MetWest would serve as a co-sub-adviser of the Fund. As with the addition of SunAmerica, the Board believes the addition of

MetWest Capital will help to improve the Fund’s performance and address potential capacity concerns in connection with growth of the Fund’s assets, as discussed above. MetWest Capital will begin to serve as a co-sub-adviser of the Fund effective February 8, 2010.

Q.	Who is SunAmerica?

A.	SunAmerica is the proposed co-sub-adviser of the Fund. SunAmerica is an indirect wholly-owned subsidiary of American International Group (“AIG”) and is part of AIG Retirement Services, Inc. VALIC is also an indirect, wholly-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. In addition, SunAmerica sub-advises several VC II and VALIC Company I (“VC I”) funds and serves as the administrator of all VC I and VC II funds.

Q.	Who is MetWest Capital?

A.	MetWest Capital is a registered investment advisor founded in 1997 and is majority owned by Evergreen Investments, a division of Wells Fargo & Company. As of September 30, 2009, MetWest Capital had approximately $11.1 billion of assets under management.

Q.	Why am I being asked to vote on the proposal to approve the SunAmerica Sub-Advisory Agreement but not being asked to approve the MetWest Capital Sub-Advisory Agreement?

A.	VC II has received an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) that allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval. The Board, including a majority of the disinterested trustees as defined by the Investment Company Act of 1940, as amended, however, must first approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be beneficial to shareholders. Based on the Order, the Fund is required to provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of such a change. On October 27, 2009, the Board approved the MetWest Capital Sub-Advisory Agreement. MetWest Capital will begin to co-sub-advise the Fund effective February 8, 2010. This statement is being provided to you to satisfy this notice requirement.

The Order, however, does not permit VC II to enter into new sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or VC II without first obtaining shareholder approval. Since SunAmerica is an affiliate of VALIC and VC II, the Board is seeking your approval of the SunAmerica Sub-Advisory Agreement.

Q.	If the proposal is approved by shareholders, will there be any changes to the Fund’s investment objective, investment strategy, portfolio management, or management fees?

A.	There would be no modifications to the Fund’s principal investment objective or principal investment strategy if the proposal is approved by shareholders. The change would not result in any changes to the Fund’s total expenses or the advisory fees paid by the Fund.

Furthermore, if the proposal is approved, JPMIA would manage approximately 40% of the Fund’s assets with SunAmerica and MetWest Capital each managing approximately 30% of the Fund’s assets.

Q.	What will happen if the proposal is not approved by shareholders of the Fund?

A.	In the event that shareholders of the Fund do not approve the SunAmerica Sub-Advisory Agreement, SunAmerica will not serve as a sub-adviser to the Fund, and the Board will consider what further actions to take, if any. In any event, JPMIA will continue to serve as a sub-adviser to the Fund and MetWest Capital will begin to co-sub-advise the Fund effective February 8, 2010.

Q.	How should I vote?

A.	First you should read the proxy statement. Then you may cast your vote. The Board recommends that you vote FOR the proposal.

Q:	How do I vote my shares?

A:	You can provide voting instructions using the enclosed voting instruction card or in person at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards” on the next page.

You can vote your shares by (1) using the telephone or Internet as described on your voting instruction card, (2) completing and signing the enclosed voting instruction card and mailing it in the enclosed postage-paid envelope, or (3) attending the meeting in person.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since VALIC, on behalf of its Separate Account(s), will vote Fund shares in the same proportions as the instructions received from all Contract owners invested in the Fund. Please cast your vote on this important proposal as soon as possible.

Q.	Whom may I contact if I have questions about the Proxy Statement?

A.	Please call VALIC Client Services at 1-800-448-2542.

To Our Deferred Compensation Contract Owners:
As the contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.
•	Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•	Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

IF VOTING BY MAIL
INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS
The following general rules for signing Voting Instruction Cards may be of assistance to you.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp	ABC Corp.

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VALIC COMPANY II
Small Cap Value Fund
2929 Allen Parkway
Houston, Texas 77019
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to Be Held on February 5, 2010
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Small Cap Value Fund of VALIC Company II will be held in Meeting Room 2, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. on Friday, February 5, 2010, for the following purposes:
1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. with respect to the Small Cap Value Fund; and

2.	To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.
Only shareholders of record at the close of business on November 13, 2009, are entitled to vote at this meeting and any adjournment thereof.
By Order of the Board of Trustees,
NORI L. GABERT
Secretary

PROXY STATEMENT
Special Meeting of Shareholders of the
VALIC Company II
Small Cap Value Fund
To Be Held On February 5, 2010
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Small Cap Value Fund (the “Fund”) of VALIC Company II (“VC II”) to be used at the Special Meeting of Shareholders (the “Meeting”), and any adjournments thereof, to be held on February 5, 2010, 2:00 p.m. at Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019.
VC II is an open-end management investment company organized as a Delaware statutory trust on May 6, 1998. VC II is authorized to issue shares of beneficial interest. The Fund commenced operations on September 21, 1998.
The approximate date on which this Proxy Statement and the enclosed proxy card(s) are first being mailed to shareholders is December 14, 2009.
For participants who own a variable annuity or variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”), you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in the Fund without a variable annuity contract or wrapper, or are the owner of an Individual Retirement Account (“IRA”) where VALIC is custodian, you may vote your Fund shares directly.
For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders” in this proxy statement.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be
held on February 5, 2010.
This proxy statement is available at the website: https://www.proxyweb.com.
We are asking you to consider and vote on the following proposal affecting the Fund.

PROPOSAL 1
To approve a new Investment Sub-Advisory Agreement between
VALIC and SunAmerica Asset Management Corp. (“SunAmerica”)
with respect to the Small Cap Value Fund (the “Fund”).
Introduction
The current sub-adviser of the Fund is J.P. Morgan Investment Advisors Inc. (“JPMIA”). At a meeting held on October 26-27, 2009, management proposed and the Board of Trustees of the Fund approved a new investment sub-advisory agreement between VALIC and SunAmerica (the “SunAmerica Sub-Advisory Agreement”), which provides that SunAmerica would serve as a co-sub-adviser. VALIC, however, for reasons set forth below, is seeking the approval of shareholders to enter into the SunAmerica Sub-Advisory Agreement. If approved, SunAmerica would join JPMIA and Metropolitan West Capital Management, LLC (“MetWest Capital”) as a co-sub-adviser of the Fund on or about February 8, 2010.
VC II has received an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) that allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval. The Board, including a majority of the disinterested trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), must first approve each new sub-advisory agreement. The Order does not permit VC II to enter into a new sub-advisory agreement with a sub-adviser that is an affiliated person of VALIC or VC II unless it first obtains shareholder approval. Since SunAmerica is an affiliate of VALIC and VC II, the Board is seeking your approval of the SunAmerica Sub-Advisory Agreement.
General
VC II contracted with VALIC on January 1, 2002 (the “Advisory Agreement”) to furnish investment advisory and management services to the Fund. VALIC may delegate its advisory functions to sub-advisers but remains responsible for monitoring the performance of sub-advisers and their compliance with VALIC’s and the Fund’s policies and procedures. Despite VALIC’s delegation of its advisory function to a sub-adviser with respect to the Fund, VALIC provides ongoing management supervision, policy direction and legal services to the Fund.
As compensation for VALIC’s services to the Fund under the Advisory Agreement, VC II pays VALIC monthly an annual fee based on the Fund’s average daily net assets. During the fiscal year ended August 31, 2009, the Fund paid to VALIC $1,703,767, or 0.67% of the Fund’s average daily net assets, for advisory services rendered.
JPMIA currently serves as the sub-adviser to the Fund and manages the Fund’s investment portfolio on a day-to-day basis pursuant to an investment sub-advisory agreement with VALIC (the “JPMIA Sub-Advisory Agreement”). The JPMIA Sub-Advisory Agreement was last approved by the Board on August 4, 2009.
For reasons described below, on October 27, 2009, the Board, including the disinterested trustees as such term is defined by the 1940 Act (the “Independent Trustees”), unanimously approved an amendment to the investment sub-advisory agreement between VALIC and SunAmerica to add the Fund to the SunAmerica Sub-Advisory Agreement, subject to approval by the shareholders. If the shareholders of the Fund approve the SunAmerica Sub-Advisory Agreement, SunAmerica will begin managing a portion of the Fund’s assets effective on or about Monday, February 8, 2010.
Why am I being asked to approve the SunAmerica Sub-Advisory Agreement?
The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve a new investment advisory agreement. Although the Order permits VC II to enter into new sub-advisory agreements, without shareholder approval, such order does not permit VC II to enter into new sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or VC II unless it first obtains shareholder approval. Since VALIC and SunAmerica are indirect, wholly-owned subsidiaries of AIG, and are therefore affiliated persons of each other, you as a shareholder of the Fund are being asked to approve the SunAmerica Sub-Advisory Agreement.
Who is SunAmerica?
SunAmerica is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company (“SALAC”), located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SALAC is a wholly-owned subsidiary of AIG. SunAmerica is also affiliated with VALIC. As of October 31, 2009, SunAmerica managed, advised and/or administered more than $38.5 billion of assets.
The following chart lists the principal executive officers and directors of SunAmerica and their principal occupations.

Position with SunAmerica and
Name	Principal Occupation
Peter A. Harbeck	Director; President and Chief Executive Officer of SunAmerica
Jay S. Wintrob	Director; President and Chief Executive Officer of AIG Domestic Life and Retirement Services
Christine A. Nixon	Director; Senior Vice President, General Counsel and Secretary of AIG Retirement Services, Inc.

The business address for SunAmerica and Mr. Harbeck is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 90054. The business address for Mr. Wintrob and Ms. Nixon is 1 SunAmerica Center, Los Angeles, California 90067.
What are the key terms of the SunAmerica Sub-Advisory Agreement?
Under the SunAmerica Sub-Advisory Agreement, SunAmerica will provide an investment program for the Fund and will be responsible for the investment and reinvestment of a portion of the Fund’s assets. The SunAmerica Sub-Advisory Agreement is attached as Appendix A. SunAmerica will be responsible for selecting securities for the Fund, subject to VALIC’s oversight. SunAmerica may place trades through brokers and dealers of its choosing and will take into consideration the quality of the brokers’ services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. SunAmerica shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the SunAmerica Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of SunAmerica’s obligations or duties.
Will the Fund’s advisory and sub-advisory fees change?
There will be no changes to the advisory fees payable by the Fund to VALIC. However, with the addition of two sub-advisers, the aggregate sub-advisory fees paid by VALIC to the three sub-advisers will increase.
As noted previously, VALIC earned $1,703,767 in advisory fees for the fiscal year ended August 31, 2009. For subadvisory services rendered during such period, VALIC paid JPMIA, the current sub-adviser of the Fund, $1,067,703, or 0.42% of the Fund’s average daily net assets. VALIC retained $636,064 of its advisory fees after the payment of sub-advisory fees and excluding amounts reimbursed to the Fund pursuant to contractual expense caps. The sub-advisory fee rate payable to SunAmerica is the same as the sub-advisory fee rate payable to JPMIA while the sub-advisory fee rate payable to MetWest is higher than the sub-advisory fee rate payable to JPMIA.
If MetWest Capital and SunAmerica had served as sub-advisers to the Fund for the fiscal year ended August 31, 2009 with JPMIA managing approximately 40% of the Fund’s assets and MetWest Capital and SunAmerica each managing 30% of the Fund’s assets, VALIC would have paid aggregate sub-advisory fees in the amount of $1,257,195. This represents a $189,492, or 17.75%, increase in the sub-advisory fees actually paid. VALIC would have retained less of its advisory fee if all three sub-advisers had served the Fund for the fiscal year ended August 31, 2009.

Will there be changes to the Fund’s investment goal and strategy?
No, there will be no changes to the Fund’s principal investment goal or principal investment strategy.
Does SunAmerica manage other funds with a similar investment objective and strategy?
Yes. SunAmerica serves as the adviser of the following fund, which has an investment objective and strategy similar to the Fund:

	Assets
	(as of 10/31/09)	Advisory Fee
Fund Name	(in millions)	Rate
SunAmerica Focused Series, Inc. Focused Small Cap Value Portfolio	172.6	0.75%
For the fiscal year ended October 31, 2008, SunAmerica waived $14,276 of its advisory fees for the Focused Small Cap Value Portfolio.
Does SunAmerica provide any additional services to the Fund?
In addition to serving as a sub-adviser to other VC II and VALIC Company I (“VC I”) funds, SunAmerica has entered into administrative services agreements with each of VC I and VC II wherein SunAmerica has agreed to provide certain administrative services to the Fund, including regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund, compliance legal support services and other services. Pursuant to the Administrative Services Agreements, VC II pays SunAmerica an annual fee of 0.07% based on average daily net assets. Out of the fee SunAmerica receives from VC I and VC II, SunAmerica compensates VALIC 0.02% for certain administrative services and the Fund’s custodian, State Street Bank and Trust Company (“State Street”), 0.01% for calculation of the daily net asset value. For the fiscal year ended August 31, 2009, the Fund paid SunAmerica $178,098 for administrative services.
What did the Board consider in making its determination to approve the SunAmerica Sub-Advisory Agreement and MetWest Capital Sub-Advisory Agreement?
At a meeting held on October 26-27, 2009, the Board of Trustees, including the Independent Trustees, approved the SunAmerica Sub-Advisory Agreement and MetWest Capital Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”) with respect to the Fund. The Board considered that SunAmerica and MetWest would be added as co-sub-advisers of the Fund and would join JPMIA, the current sub-adviser responsible for the day-to-day management of the Fund.

The Board received materials relating to certain factors the Board considered in determining to approve the Sub-Advisory Agreements. Those factors included: (1) the nature, extent and quality of services to be provided by SunAmerica and MetWest Capital; (2) SunAmerica’s and MetWest Capital’s sub-advisory fee rate compared to the sub-advisory fee rates of a peer group of funds with similar investment objectives (“Subadvisory Expense Group”), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Fund compared to performance of comparable funds in its Morningstar Small Value category (“Performance Group”) and against the Fund’s current benchmark, the Russell 2000® Value Index (“Benchmark”) and the investment performance of comparable funds managed by SunAmerica and MetWest Capital against the Performance Group, Benchmark and the Fund’s performance; (4) the costs of services and the benefits potentially to be derived by SunAmerica and MetWest Capital, (5) whether the Fund will benefit from possible economies of scale by engaging SunAmerica and MetWest Capital as sub-advisers; (6) the profitability of VALIC, SunAmerica and MetWest Capital; and (7) the terms of the Sub-Advisory Agreements.
The Independent Trustees were separately represented by counsel that is independent of VALIC in connection with their consideration of the approval of the Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive session.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by SunAmerica and MetWest Capital. The Board also considered that SunAmerica’s and MetWest Capital’s management of the Fund is subject to the oversight of VALIC and the Board, and the Fund must be managed in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. The Board noted that the proposed addition of SunAmerica and MetWest Capital as sub-advisers would not result in any modifications to the Fund’s investment objective or principal investment strategies. The Board considered information provided to them regarding the services to be provided by SunAmerica and MetWest Capital. In this regard, the Board took into account its familiarity with SunAmerica and its operations through SunAmerica’s service as administrator to VC I and to VC II and as sub-adviser to certain other funds in the VALIC complex. The Board also took into account its familiarity with Evergreen Investment Management Company, LLC, the parent company of MetWest Capital and a sub-adviser to other funds in the VALIC complex. The Board also took into consideration the size of the Fund and the ability of each sub-adviser to continue manage a portion of the Fund’s assets as the Fund’s assets grow.
The Board considered the qualifications, background and responsibilities of SunAmerica’s and MetWest Capital’s investment and compliance personnel who would be responsible for providing investment management services to the Fund. The Board also took into account the financial condition of SunAmerica and MetWest Capital and their respective affiliates.

The Board, including a majority of the Independent Trustees, concluded that the scope and quality of advisory services to be provided by SunAmerica and MetWest Capital under their respective Sub-Advisory Agreements would be satisfactory.
Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the Fund’s sub-advisory fee rates compared against the Subadvisor Expense Group. The Board noted that the Fund’s sub-advisory fees were currently below the median of its Subadvisory Expense Group but would likely increase following the addition of SunAmerica and MetWest Capital such that the aggregate sub-advisory fee rate payable to the three sub-advisers would be at the median. The Board also considered the affiliation of SunAmerica with VALIC, noting any potential conflicts of interest. The Board took into account that the sub-advisory fee rate payable to SunAmerica is identical to the sub-advisory fee rate payable to JPMIA and is below the median of its Subadvisory Expense Group while the sub-advisory fee rate payable to MetWest Capital is higher than JPMIA’s sub-advisory fee rate and is above the median of its Subadvisory Expense Group. It was noted that VALIC would retain less of its advisory fees with the addition of the new sub-advisers. The Board considered that while VALIC would retain less of its advisory fee if SunAmerica and MetWest serve as sub-advisers, VALIC and SunAmerica, as affiliated entities, would earn more than the amount that VALIC currently retains as adviser. The Board also considered that the sub-advisory fees are paid by VALIC out of the advisory fees it receives from the Fund and that the sub-advisory fees are not paid by the Fund. The Board concluded that the sub-advisory fees for the Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
The Trustees also considered the performance of the Fund as compared to its Performance Group and Benchmark. It was noted that Fund underperformed its Peer Group for the one- and three-year periods and for the year-to-date period through August 31, 2009 and underperformed its Benchmark for the one-year period. In addition, it was noted that the Fund outperformed the Benchmark for the year-to-date and three-year periods. The Trustees also noted the performance of comparable funds managed by SunAmerica and MetWest Capital for the same periods compared against the Performance Group, Benchmark and the Fund. The Trustees also considered the hypothetical performance of the Fund if all three sub-advisers had been managing the Fund for the periods indicated.
The Trustees also noted that they review on a regular basis detailed information about the Fund’s performance results and investment strategy. The Board concluded that the addition of SunAmerica and MetWest Capital could improve the Fund’s performance and provide more consistent returns versus the Fund’s Performance Group and Benchmark.
Cost of Services and Benefits Derived and Profitability/Economies of Scale. The Board was provided information related to the cost of services and benefits derived in connection with the Sub-Advisory Agreements. It was noted that the Fund pays

SunAmerica an annual fee of 0.07% based on the Fund’s average daily net assets, for the provision of certain accounting and administrative services. Out of the fee SunAmerica receives from the Funds, SunAmerica compensates VALIC for certain administrative services (0.02%) and the Fund’s custodian, State Street for calculation of the daily net asset value (0.01%). Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory and sub-advisory fees and that any collateral benefits derived as a result of providing advisory services to the Fund are de minimis.
The Board considered information provided by management with respect to SunAmerica and its affiliates’ profitability from their relationship with the Fund. It was noted that in addition to its role as sub-adviser, SunAmerica serves as administrator to the VC I and VC II funds, including the Fund.
Because sub-advisory fees are paid by VALIC and not by the Fund, the Trustees determined that the costs of the services to be provided by SunAmerica and MetWest Capital and the profitability to SunAmerica and MetWest Capital from their relationship with the Fund was not a material factor in their deliberations with respect to consideration of approval of the Sub-Advisory Agreements. For similar reasons, the Board also concluded that the potential for economies of scale in SunAmerica’s and MetWest Capital’s management of the Fund was not a material factor in approving the Sub-Advisory Agreements, although it was noted that the Fund’s advisory and sub-advisory fee rates contain breakpoints.
Terms of the Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements, including the duties and responsibilities undertaken by SunAmerica and MetWest Capital. It also noted the material differences between the terms of the Sub-Advisory Agreements and the JPMIA Sub-Advisory Agreement. The Board concluded that the terms of the Sub-Advisory Agreements were reasonable.
Conclusions. In reaching its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and their deliberations, the Board, including the Independent Trustees, concluded that it was in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreements.
VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholders do not approve the SunAmerica

Sub-Advisory Agreement, (1) SunAmerica will not serve as sub-adviser to the Fund, and (2) the Board will consider what further actions to take, if any.
The Board unanimously recommends that shareholders of the Fund vote FOR approval of the SunAmerica Sub-Advisory Agreement.
ADDITIONAL INFORMATION
Information about the Fund
Investment Strategy. The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of small capitalization companies. A company will be considered a small-capitalization company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion. The Fund may invest up to 25% of its net assets in foreign securities.
Sub-advisers. If the SunAmerica Sub-Advisory Agreement is approved by shareholders, the Fund would be co-sub-advised by JPMIA, SunAmerica and MetWest Capital, with JPMIA managing 40% of the Fund’s assets and SunAmerica and MetWest Capital each managing 30% of the Fund’s assets, respectively.
On December 7, 2009, the Board approved the transfer of JPMIA’s investment advisory business to J.P Morgan Investment Management Inc. (“JPMIM”), effective December 31, 2009. This reorganization is purely internal in nature, and will not result in any adverse change in the nature or the level of actual investment advisory and other services provided to the Fund under the JPMIA/JPMIM Sub-Advisory Agreement, and the fees charged under the JPMIA/JPMIM Sub-Advisory Agreement will not be increased as a result of the internal reorganization.
Exemptive Order. As discussed above, the Order issued by the SEC to VC II provides that VALIC, subject to certain conditions, may select new unaffiliated sub-advisers or replace existing sub-advisers without obtaining shareholder approval for the change. However, the Board, including a majority of the Independent Trustees, must first approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be beneficial to shareholders. Based on the Order, the Fund is required to provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of such a change. On October 27, 2009, the Board approved the MetWest Capital Sub-Advisory Agreement. This statement is being provided to you to satisfy this requirement with respect to the addition of MetWest Capital, and you are not being asked to vote regarding MetWest Capital.

Information about VALIC
VALIC is a stock life insurance company and is a wholly-owned subsidiary of American General Life Insurance Company (“AGLIC”), which is itself a wholly-owned subsidiary of AGC Life Insurance Company, which is wholly-owned by AIG Life Holdings (US), Inc. (“ALHU”). ALHU is a wholly-owned subsidiary of AIG. American General Distributors, Inc. (“AGDI”) serves as the principal underwriter to VC II. VALIC, AGDI, AGLIC and ALHU are located at 2929 Allen Parkway, Houston, Texas 77019. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270.
Description of the Advisory Agreement. Under the Advisory Agreement and to the extent VALIC has not delegated its advisory functions to a sub-adviser, VALIC 1) provides an investment program for the Fund; 2) is responsible for the investment and reinvestment of the Fund’s assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities; 3) performs research, statistical analysis and continuous supervision of the Fund’s investment portfolio; 4) furnishes office space, equipment and personnel for managing the day-to-day operations of the Fund; 5) uses its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions; and 6) remits promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with the Fund’s portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.
Under the Advisory Agreement, VALIC bears the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of VALIC. The Advisory Agreement also provides that VALIC shall not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Trustees. The Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days’ written notice. A non-automatic termination must be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.
The Board, including all of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement on August 4, 2009 for an additional one-year period. The Advisory Agreement remains in effect, and the fees payable to VALIC by the Fund under the Advisory Agreement would not change as a result if the proposal is approved by shareholders.

VALIC Officers and Directors. The following chart lists the principal executive officers and directors of VALIC and their principal occupations, if different from their positions with VALIC. The business address of each director is 2929 Allen Parkway, Houston, TX 77019, with the exception of Mr. Wintrob whose address is 1 SunAmerica Center, Los Angeles, CA 90067 and Mr. Miller whose address is 70 Pine Street, New York, NY 10270.

Name	Position with VALIC and Principal Occupation
Jay S. Wintrob	Director and Board Chairman; President and CEO AIG Domestic Life and Retirement Services
Bruce R. Abrams	Director; President and CEO of VALIC
Michael J. Akers	Director; Senior V.P. & Chief Actuary of VALIC
Jim Coppedge	Director; Senior Vice President and General Counsel of VALIC
N. Scott Gillis	Director; Senior Vice President and CFO of VALIC
Sharla A. Jackson	Director; Executive V.P. — Operations of VALIC
Kathleen McCutcheon	Director; Senior V.P. — Human Resources of VALIC
Roger E. Hahn	Director; Director of Insurance Portfolio Investment of American General Life Companies
Dean E. Miller	Director; CFO of AIG Life and Retirement Services
Kurt W. Bernlohr, the President of VC II, is also an officer of VALIC.
Information about MetWest Capital
MetWest Capital is organized as a California limited liability company. MetWest Capital is an SEC registered investment advisor founded in 1997 and is majority owned by Evergreen Investments, a division of Wells Fargo & Company, and minority-owned (20%) by its key professionals. MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. As of September 30, 2009, MetWest Capital had approximately $11.1 billion of assets under management.
The following chart lists the principal executive officers and the directors of MetWest Capital and their principal occupations. The business address of each officer and director is 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

Position with MetWest Capital and
Name	Principal Occupation
Howard Gleicher	Chief Executive Officer and Chief Investment Officer
Gary W. Lisenbee	President
Steve Borowski	Managing Partner
MetWest Capital is the investment adviser for four (4) other mutual funds that have an investment objective similar to the Fund. The following chart shows the fee charged by MetWest Capital for advising these funds. MetWest Capital did not waive or reimburse any portion of its management fee received with respect to such funds.

	Assets as of
	9/30/09	Advisory Fee Rate
Fund Name	(in millions)	(as a % of net assets)
Northern Trust Multi-Manager Small Cap Fund	$94.0	0.50% of the first $50 million; and 0.40% thereafter

UBS Pace Small/Medium Co Value Equity Investments Fund	$150.1	0.40% on all assets

RiverSource Small Cap Value Fund	$98.7	0.50% on all assets

Hartford Select Smallcap Value Fund & Smallcap Value HLS Fund	$31.2 & $ 26.8	0.60% on first $100 million; 0.50% on next $100 million; and 0.40% thereafter.
MetWest Capital Sub-Advisory Agreement. Pursuant to the MetWest Capital Sub-Advisory Agreement, MetWest agreed to provide an investment program and be responsible for the investment and reinvestment of a portion of the Fund’s assets as described above. MetWest will select securities for the Fund, subject to VALIC’s oversight. MetWest may place trades through brokers of their choosing and will take into consideration the quality of the brokers’ services and execution.
The MetWest Capital Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the MetWest Capital Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties. The MetWest Capital Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Trustees. The MetWest Capital Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days’ written notice. The MetWest Capital Sub-Advisory Agreement is attached to this information statement as Appendix B.
The MetWest Capital Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on October 27, 2009. The effective date of the MetWest Capital Sub-Advisory Agreement will be February 8, 2010.
Service Agreements with Affiliates
As noted previously, SunAmerica serves as a sub-adviser to certain VC I and VC II funds and is the administrator of the VC I and VC II funds pursuant to Administrative

Services Agreements with each. For the fiscal year ended August 31, 2009, the Fund paid $178,098 for administrative services.
VC II has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC II at cost. For the fiscal year ended August 31, 2009, the Fund paid $1,672 for transfer agent services. In addition, VC II has entered into a Shareholder Services Agreement with VALIC (the “Service Agreement”) for the provision of record keeping and shareholder services to contract owners and participants. Under the terms of the Service Agreement, VALIC receives from the Fund, an annual fee of 0.25% of the average daily net assets, which for the fiscal year ended August 31, 2009 equaled $636,064.
Shares of the Fund are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC II’s agent in the distribution of Fund shares to the Separate Account.
Transactions with Affiliated Brokers
The Fund did not conduct any transactions with affiliated broker/dealers for the fiscal year ended August 31, 2009.
OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the President of VC II, Kurt W. Bernlohr, the Vice President and Secretary of VC II, Nori L. Gabert, the Treasurer of VC II, Gregory R. Kingston, and the Assistant Secretary of VC II, Mark Matthes, will vote on the matters in accordance with their judgment.
ANNUAL REPORTS
The audited Annual Report to Shareholders of VC II is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
•	write to: VC II, P.O. Box 15648, Amarillo, Texas 79105-5648

•	call (800) 448-2542, or

•	access the Report through the Internet at www.valic.com.
SHAREHOLDER PROPOSALS
VC II is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Vice President and Secretary of VC II, 2929 Allen Parkway, Houston, Texas 77019.

VOTING INFORMATION
Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by the Fund. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.
VC II shareholders of record at the close of business on Friday, November 13, 2009 (“Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share or unit held on that date. When a matter comes up for vote, the Separate Account will vote all shares in the same proportion as the unit votes actually received.
To VALIC’s knowledge, no person owns as much as 5% of the outstanding shares of the Fund. The Trustees and officers of VC II and members of their families, as a group, beneficially owned less than 1% of the beneficial interests of the Fund outstanding as of the record date. As of the Record Date, VALIC Separate Account A and the VC II Lifestyle Funds owned directly in excess of 99.5% of the Fund’s outstanding shares.
Pass Through Voting: Shares of the Fund are sold to the Separate Account and are used as investment options under Contracts and Plans. Participants in the Plan who select the Fund for investment through a Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. An insurance company that uses the Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to participants. Therefore, for a Separate Account that is registered with the SEC, an insurance company will request voting instructions from the participant and will vote shares or other interests in the Separate Account as directed by the participant. In the event that any participant fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those participants for, against, or abstain, in the same proportion as the shares for which voting instructions were received from participants investing through the same Separate Account, even if only a small number of participants provide voting instructions. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote.
Shares of the Fund are also sold directly to Plans. A Plan that includes the Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but in most cases will pass through any voting rights to Plan participants who have an interest in the Fund. Shareholders who are participants in a Plan that invests in the Fund without a variable annuity contract or wrapper, or who are owners of an IRA, vote shares directly.
Quorum Requirements: A quorum for the Meeting occurs if a majority of the outstanding shares of beneficial interest entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. As noted above, the Separate Account and the Plans own directly nearly all of the outstanding shares of the Fund and the Separate Account will vote those shares for which it receives timely voting instructions from shareholders in accordance with those instructions. As a result, in excess of a majority of the outstanding shares of the Fund will be represented at the Meeting and thus a quorum will be present. However, in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.
Please vote at your earliest convenience. If you mail your voting instruction card, or proxy card, as applicable, please mail it early enough to be delivered prior to the Meeting.
A proxy may be revoked at any time before the Meeting or during the Meeting by oral or written notice to Nori L. Gabert, 2929 Allen Parkway, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.
As of the Record Date, there were 35,303,091 shares of the Fund outstanding.
HOUSEHOLDING
Each shareholder will receive a single copy of this Proxy Statement even for more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an additional copy of this Proxy Statement, please call us toll-free at 800-448-2542 or contact us at P.O. Box 15648, Amarillo, Texas 79105-5648 and we will send you an individual copy. In addition, this Proxy Statement is available at the website: www.proxyweb.com.
ADJOURNMENT
In the event that sufficient votes in favor of the Proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the Meeting, Kurt Bernlohr, Nori L. Gabert, Gregory R. Kingston or Mark Matthes may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. Ms. Gabert, Mr. Kingston, Mr. Bernlohr or Mr. Matthes will vote in favor of such adjournment those shares that they are entitled to vote that have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

APPENDIX A
AMENDMENT NO. 2
TO
INVESTMENT SUB-ADVISORY AGREEMENT
          This AMENDMENT NO. 2 TO INVESTMENT SUB-ADVISORY AGREEMENT is dated as of February ___, 2010, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas Corporation (the “Adviser”), and SUNAMERICA ASSET MANAGEMENT CORP. (the “Sub-Adviser”).
W I T N E S S E T H:
          WHEREAS, VALIC and VALIC Company II (“VC II”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and
          WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated January 1, 2002 with respect to the Covered Funds; and
          WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition of the Small Cap Value Fund as a Covered Fund; and
          NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:
1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect the addition of the Covered Fund set forth below. The revised Schedule A is also attached hereto.

Covered Fund	Fee
Small Cap Value Fund	0.50% on the first $50 million
0.40% over $50 million
Sub-Adviser shall manage a portion of the Small Cap Value Fund and shall be compensated as noted above.
2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

THE VARIABLE ANNUITY LIFE	SUNAMERICA ASSET MANAGEMENT CORP.
INSURANCE COMPANY

By:	By:

Name:	Name:

Title:	Title:

SCHEDULE A
Effective February ___, 2010
Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by Sub-Adviser, and payable monthly:

Covered Fund	Fee
Money Market II Fund	0.075%

Small Cap Value Fund	0.50% on first $50 million
0.40% over $50 million

AMENDMENT NO. 1
TO
INVESTMENT SUB-ADVISORY AGREEMENT
          This AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT is dated as of October 31, 2007, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas Corporation (the “Adviser”), and AIG SUNAMERICA ASSET MANAGEMENT CORP. (the “Sub-Adviser”).
W I T N E S S E T H:
          WHEREAS, the Adviser and VALIC Company II (the “Corporation”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation, and pursuant to which the Adviser may delegate one or more of its duties to a sub-adviser pursuant to a written sub-advisory agreement; and
          WHEREAS, the Adviser and the Sub-Adviser are parties to an Investment Sub-Advisory Agreement dated January 1, 2002, as amended from time to time (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser furnishes investment advisory services to certain series (the “Funds”) of the Corporation, as listed on Schedule A of the Sub-Advisory Agreement;
          WHEREAS, the parties desire to amend the Sub-Advisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with sub-advisory affiliates; and
          WHEREAS, the Board of Trustees of the Corporation has approved this Amendment to the Sub-Advisory Agreement and it is not required to be approved by the shareholders of the Funds.
          NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:
1.	The following provision is inserted in Section 1 of the Sub-Advisory Agreement:
“The Sub-Adviser also represents and warrants that in furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser of the Funds or other series of the Corporation, to the extent any other sub-advisers are engaged by the Adviser, or any other sub-advisers to other investments companies that are under common control with the Corporation, concerning transactions of the Funds in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”
2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Sub-Advisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Sub-Advisory Agreement.
          IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

THE VARIABLE ANNUITY LIFE		SUNAMERICA ASSET MANAGEMENT CORP.
INSURANCE COMPANY

By:	/S/ EVELYN M. CURRAN	By:	/S/ PETER A HARBECK

Name:	Evelyn Curran	Name:	Peter A. Harbeck
Title:	Senior Vice President	Title:	President and CEO

INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT made as of this 1st day of January, 2002, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and SUNAMERICA ASSET MANAGEMENT CORP., hereinafter referred to as the “SUB-ADVISER.”
VALIC and the SUB-ADVISER recognize the following:
(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company II (“VC II”), pursuant to an Investment Advisory Agreement between VALIC and VC II, an investment company organized under the laws of Delaware as a business trust. VC II is a series type of investment company issuing separate classes (or series) of shares of beneficial interest. VC II is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC II currently consists of fifteen portfolios (“Funds”):

Aggressive Growth Lifestyle Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Money Market II Fund
Small Cap Growth Fund
Small Cap Value Fund
Socially Responsible Fund
Strategic Bond Fund
In accordance with VC II’s Agreement and Declaration of Trust (the “Declaration”), new Funds may be added to VC II upon approval of VC II’s Board of Trustees without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.
VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC II’s Board of Trustees and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC II’s Declaration, Bylaws, registration statements, prospectuses and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC II’s Board of Trustees and provided to the SUB-ADVISER shall:
(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.
The SUB-ADVISER shall not be responsible for the administrative affairs of the Covered Fund, including pricing the Covered Fund. The SUB-ADVISER will provide reasonable assistance to VALIC to assist in pricing securities where market or broker quotations are not readily available.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. If VC II’s Board of Trustees approves appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC may direct the SUB-ADVISER to use a particular broker or dealer for one or more trades if, in the sole opinion of VALIC, it is in the best interest of the Covered Fund to do so. Any such direction shall be in writing and in a form satisfactory to SUB-ADVISER.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund and to execute for the Covered Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC II’s Board of Trustees regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC II promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC II in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC II’s Board of Trustees such periodic and special reports as VALIC and VC II’s Board of Trustees may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations. The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Trustees of VC II has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC II to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Trustees of VC II.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC II. The money and investments will be held by the Custodian of VC II. The SUB-ADVISER will arrange for the transmission to the Custodian for VC II, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC II (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC II (ii) to deliver securities and other property against payment for VC II, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC II other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.
2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by mutual agreement of the parties, provided that amendments are made in conformity with applicable laws and regulations and the Declaration and Bylaws of VC II. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net assets shall be determined by taking the average of all of the determinations of net assets, made in the manner provided in VC II’s Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC II.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, Trustees, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC II, or to any shareholder in the Covered Fund, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER will base its compliance with such provisions of the Code on accurate and timely portfolio information, including tax lot allocation, from VALIC.

4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:
(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC II with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC II with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.
VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC II’s Trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC II’s Board of Trustees or a majority of that Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC II as it relates to any Covered Fund. The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC II’s Board of Trustees or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to them.

The SUB-ADVISER agrees that, upon request of VALIC or VC II, it will promptly provide VALIC or VC II with copies of all books and records relating to the Covered Fund, in accordance with the 1940 Act and rules thereunder.

VALIC has herewith furnished the SUB-ADVISER copies of VC II’s Prospectus, Statement of Additional Information, Declaration and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund to the extent any such statement or omission was made in reliance on information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.

7.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	Attn: Nori L. Gabert, Esq.
2929 Allen Parkway
Houston, Texas 77019

If to SUB-ADVISER:	SunAmerica Asset Management Corp.
Attn: Robert Zakem, Esq.
733 Third Avenue, 3rd Floor
New York, New York 10017

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	//S// MARY CAVANAUGH

Name:	Mary Cavanaugh
Title:	Senior Vice President, General Counsel Secretary
ATTEST:

Attest:	//S// NORI L. GABERT
Name:	Nori L. Gabert
Title:	Associate General Counsel

SUNAMERICA ASSET MANAGEMENT CORP.

By: Name:	//S// PETER A. HARBECK Peter A. Harbeck
Title:	President & CEO
ATTEST:

Attest:	//S// TOM THOMPSON
Name:	Tom Thompson
Title:	Senior Legal Assistant

APPENDIX B
FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT made this ___ day of February 2010, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and METROPOLITAN WEST CAPITAL MANAGEMENT, LLC, hereinafter referred to as the “SUB-ADVISER.”
     VALIC and the SUB-ADVISER recognize the following:
(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company II (“VC II”) pursuant to an Investment Advisory Agreement between VALIC and VC II, a Delaware business trust. VC II is a series type of investment company issuing separate classes (or series) of shares and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC II currently consists of fifteen portfolios (“Funds”):
Aggressive Growth Lifestyle Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Money Market II Fund
Small Cap Growth Fund
Small Cap Value Fund
Socially Responsible Fund
Strategic Bond Fund
In accordance with VC II’s Agreement and Declaration of Trust (the “Declaration”), new Funds may be added to VC II upon approval of the Board of Trustees without the approval of shareholders. This Agreement will apply only to the Fund(s) set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.
VALIC and the SUB-ADVISER AGREE AS FOLLOWS:
1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and review of VALIC and the VC II Board of Trustees and in conformity with (i) the 1940 Act, and all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of the Covered Fund(s); (iii) the Declaration, VC II’s Bylaws (the “Bylaws”), each Covered Fund’s registration statement and prospectus, and the investment objectives, policies and restrictions stated in each Covered Fund’s prospectus and statement of additional information; and (iv) any applicable procedures adopted by the VC II Board of Trustees and communicated to the SUB-ADVISER in writing, shall:
(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC II Board of Trustees, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs; and

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.
In selecting brokers or dealers to execute transactions on behalf of the Covered Fund(s), the SUB-ADVISER will seek the best overall terms available. In assessing the best overall terms available for any transaction, the SUB-ADVISER will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the brokers or dealers and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the SUB-ADVISER is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934, as amended) provided to the Covered Fund(s) and/or other accounts over which the SUB-ADVISER or its affiliates exercise discretion. Accordingly, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.
The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the VC II Board of Trustees regarding the performance of services under this Agreement. The SUB-ADVISER will make available to VALIC and VC II promptly upon their request copies of all of the investment records and ledgers relating to the Covered Funds to assist VALIC and VC II in complying with regulations applicable to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish the VC II Board of Trustees such periodic and special reports as VALIC and the VC II Board of Trustees may reasonably request. The SUB-ADVISER will furnish to regulatory authorities with jurisdiction over the SUB-ADVISER, VALIC and/or VC II any information or reports in connection with such services which may be requested pursuant to such regulator’s authority in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not hold money or investments on behalf of the Covered Fund(s). The money and investments will be held by the custodian of the Covered Fund(s) (the “Custodian”). The SUB-ADVISER will arrange for the transmission to the Custodian, on a daily basis, such confirmations, trade tickets and other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian, (ii) to deliver securities and other property against payment for VC II, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement. VALIC authorizes and empowers the SUB-ADVISER to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund(s) as the SUB-ADVISER deems necessary or desirable, direct the Custodian to deposit for the Covered Fund(s) original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.
VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the VC II Board of Trustees. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC II promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund. The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with class action lawsuits or other legal proceeding, including, without limitation, bankruptcies, involving portfolio securities owned by the Covered Funds.
The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’s fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.
The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent VALIC or the Covered Fund(s) other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.
Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all of VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.
The SUB-ADVISER also represents and warrants that in furnishing services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of the Funds or other series of VC II, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investments companies that are controlled by VC II, concerning transactions of the Covered Fund(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.
2.	Confidentiality
The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Covered Fund(s), and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC II Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable regulatory authorities or self-regulatory organization (including the SUB-ADVISER’S regulatory examiners) or valid order of a court or other tribunal of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Trustees of VC II.
3.	Compensation of the SUB-ADVISER
VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended in writing from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Declaration and Bylaws. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.
The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in the Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than thirty (30) days following the end of the month.
If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.
The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC II.

4.	Scope of the SUB-ADVISER’s Activities
VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.
Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.
The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC II understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).
The SUB-ADVISER shall not be liable to VALIC, VC II, the Funds, or to any shareholder in a Fund, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER.
VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that each Covered Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the relevant Covered Fund complies with such Code diversification provisions, as directed by VALIC.
5.	Representations of the SUB-ADVISER and VALIC
The SUB-ADVISER represents, warrants, and agrees as follows:
(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (“SEC”) and will promptly after filing any annual amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.
VALIC represents, warrants, and agrees as follows:
(a)	VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC II to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.
6.	Term of Agreement
This Agreement shall become effective as to the Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the VC II trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the VC II Board of Trustees or a majority of that Covered Fund’s outstanding voting securities.
This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act or in the event of the terminate of the Investment Advisory Agreement between VALIC and VC II as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Trustees or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.
7.	Other Matters
The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to them.
The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the property of the Covered Fund(s). The SUB-ADVISER also agrees upon request of VALIC or VC II, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation or its or its parent company’s policies and procedures relating to the retention of records. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.
VALIC has herewith furnished the SUB-ADVISER copies of the Prospectus and Statement of Additional Information of each Covered Fund, the Declaration and Bylaws, and any applicable policies and procedures adopted by the VC II Board of Trustees, as currently in effect, and agrees during the continuance of this Agreement to furnish SUB-ADVISER copies of any amendments or supplements thereto, and any new policies and procedures, before or at the time the amendments, supplements or policies and procedures become effective. Until VALIC delivers any amendments, supplements or new policies and procedures to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.
The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund(s) in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.
VALIC agrees to submit for preapproval to the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, reports to shareholders, sales literature, or other material prepared for distribution to interest holders of the Funds or the public that refer in any way to the SUB-ADVISER. The SUB-ADVISER agrees to review and respond in writing with comments or approval within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof, and if written approval or comments are not received within such time period then the use of such documents or materials shall be presumed approved by the SUB-ADVISER. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER’s name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and VC II as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.
VALIC agrees to provide to the SUB-ADVISER, in writing, a list of, and all relevant details relating to, all custodial accounts containing assets being managed by the SUB-ADVISER pursuant to this Agreement and shall provide the SUB-ADVISER with prompt notice, in writing, of all changes to such list and related details.
VALIC agrees to provide the SUB-ADVISER with any further documents, materials or information that the SUB-ADVISER may reasonably request from time to time, including such documents, materials or information that the SUB-ADVISER deems necessary in order to complete an annual due diligence of VALIC, VC I and the Covered Funds. VALIC shall also provide the SUB-ADVISER with a copy of its Form ADV promptly after any material update to its Form ADV.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC II in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.
In addition to the indemnification set forth in Section 4 of this Agreement, VALIC agrees to indemnify and hold harmless the SUB-ADVISER (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (i) any failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements or sales literature, pertaining to the Funds, except insofar as any such statement or omission was made in reliance on information provided in writing by the SUB-ADVISER or its affiliates.
The SUB-ADVISER shall indemnify and hold harmless VALIC (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising out of or in connection with (1) any willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the SUB-ADVISER in performing hereunder; or (2) any untrue statement of material fact or any omission to state a material fact required to be stated or necessary to make statements, in light of the circumstances under which they are made, not misleading in any registration statement, proxy materials, advertisements or sales literature, pertaining to the Funds to the extent any such statement or omission was made in reliance on information provided in writing by the SUB-ADVISER to VALIC for the express purpose of inclusion in such materials.
Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.
Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified

Party in connection with the defense thereof other than reasonable costs of investigation.
A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.
8.	Applicability of Federal Securities Laws
This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.
9.	Amendment and Waiver
Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.
10.	Force Majuere
Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented by the offending party through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.
11.	Notices
All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:
If to VALIC:

Attn: Kurt Bernlohr
2919 Allen Parkway, L12-01
Houston, Texas 77019

With a copy to:
Attn: Nori L. Gabert, Esq.
2929 Allen Parkway, AT28-40
Houston, Texas 77019
If to SUB-ADVISER:
Metropolitan West Capital Management, LLC
Attn: Gary Lisenbee
610 Newport Center Drive, Suite 1000
Newport Beach, California 92660
With a copy to:
Metropolitan West Capital Management, LLC
Attn: Nancy Scarlett
610 Newport Center Drive, Suite 1000
Newport Beach, California 92660
The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Name:

Title:

ATTEST:

NAME:

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

By:
Name:

Title:

ATTEST:

NAME:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
P.O. BOX 9132
HINGHAM, MA 02043-9132

GROUP AUTHORIZATION CARD
VALIC COMPANY II	THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SMALL CAP VALUE FUND
This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposal in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope.
The undersigned hereby instructs VALIC, on behalf of Separate Account A, as applicable, to vote all shares of the Fund which are attributable to the Group Contract, pursuant to the instructions received from individual participants, at the Special Meeting of Shareholders to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on Friday, February 5, 2010, at 2:00 p.m., Central Time and at any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS GROUP
AUTHORIZATION CARD IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

Date:

Signature:

Print Name:

Title:

Telephone #:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
P.O. BOX 9132
HINGHAM, MA 02043-9132

VALIC COMPANY II	PROXY CARD
SMALL CAP VALUE FUND
VALIC SEPARATE ACCOUNT A
The undersigned shareholder of the Small Cap Value Fund hereby votes all the shares of the Fund which the undersigned is entitled to vote as of November 13, 2009, the record date, at the Special Meeting to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Friday, February 5, 2010, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

2929 ALLEN PARKWAY	Date:
HOUSTON, TEXAS 77019

Signature(s) (and Title(s), if applicable)

Note: If you plan to vote by mail, please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guardian, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. with respect to the Small Cap Value Fund.	[ ]	[ ]	[ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
P.O. BOX 9132
HINGHAM, MA 02043-9132

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
P.O. BOX 9132
HINGHAM, MA 02043-9132

           VOTING OPTIONS

Read the accompanying Proxy Statement and Proxy Card
TELEPHONE: Call the toll-free number 1-888-221-0697 and follow the recorded instructions.
INTERNET: Go to Web site www.proxyweb.com and follow the instructions provided.
MAIL: Mark, sign and date your Proxy Card and return in the postage-paid envelope provided
If you vote by Telephone or Internet, you do not need to mail your card.

   999  999  999  999  99

VALIC COMPANY II	PROXY CARD
SMALL CAP VALUE FUND	INDIVIDUAL SHAREHOLDERS
The undersigned shareholder of the VALIC Company II Small Cap Value Fund hereby appoints Kurt W. Bernlohr, Nori L. Gabert, Gregory R. Kingston and Mark Matthes, each as attorney and proxy with full power of substitution to vote, as designated on the reverse side of this card, all the shares of the Fund which the undersigned is entitled to vote as of November 13, 2009, the record date, at the Special Meeting of Shareholders (the “Meeting”) to be held at 2919 Allen Parkway, Meeting Room 2, Houston, Texas, on February 5, 2010 at 2:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Notice of Meeting and accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Date , 20__

Date:

Signature(s)	(Please sign in box)

NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title. Card Code

ê	Card Code

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. with respect to the Small Cap Value Fund.	[ ]	[ ]	[ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
P.O. BOX 9132
HINGHAM, MA 02043-9132

VOTING OR GROUP AUTHORIZATION CARD
VALIC COMPANY II	THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SMALL CAP VALUE FUND
This Voting/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.
The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account (the “Separate Account”), to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Special Meeting of Shareholders to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on Friday, February 5, 2010, at 2:00 p.m., Central Time and any adjournments of the Special Meeting.
With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account. Only shareholders of record at the close of business on November 13, 2009 are entitled to vote at the meeting and any adjournments thereof.

Date:

PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SIGNATURE

PRINT NAME

TITLE

TELEPHONE #

VOTING/GROUP AUTHORIZATION

[ ]	Check here to vote only and vote on reverse side.

[ ]	Check here to authorize only and DO NOT
VOTE ON REVERSE SIDE.

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. with respect to the Small Cap Value Fund.	[ ]	[ ]	[ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
P.O. BOX 9132
HINGHAM, MA 02043-9132
VOTING OPTIONS
VOTING BY TELEPHONE
1.	Read the accompanying Proxy Statement and the Consolidated Proxy Card.

2.	Call the toll-free number 1-888-221-0697.

3.	Follow the recorded instructions.

VOTING BY INTERNET
1.	Read the accompanying Proxy Statement and the Consolidated Voting Instruction Card.

2.	Go to Web site www.proxyweb.com.

3.	Follow the instructions provided.

VOTING BY MAIL
1.	Read the accompanying Proxy Statement and the Consolidated Voting Instruction Card.

2.	Please mark, sign and date your Voting Instruction Card.

3.	Return the Voting Instruction Card in the postage-paid envelope provided.

   999 999 999 999 99

VALIC COMPANY II SMALL CAP VALUE FUND	VOTING INSTRUCTION CARD THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account, to vote all the shares of the Fund which are attributable to the Contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the “Meeting”) to be held at 2919 Allen Parkway, Meeting Room 2, Houston, Texas, on February 5, 2010 at 2:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Notice of Meeting and accompanying Proxy Statement is hereby acknowledged.
The insurance company will vote shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the insurance company will vote shares attributable to your Contract “FOR” the proposal described below. If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.
  PLEASE SIGN, DATE AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
Date                                        , 20___

Date:

Signature(s)	(Please sign in box)
NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

ê	Card Code

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. with respect to the Small Cap Value Fund.	[ ]	[ ]	[ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE.